SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
17	SUBSEQUENT EVENTS

On February 27, 2018, the Company acquired 100% of equity interest of Wuhan Haoxiaozi Robot Technology Co., Ltd, ("RTEC"), which provides K-12 robotics programming education services in China. The total consideration was RMB58,200 in cash. The transaction will be accounted for as a business combination. Given the recent timing of the transaction and pending completion of the valuations for identifiable net assets acquired and liabilities assumed, at the time these financial statements were authorized for issuance, the initial accounting for the business combination is incomplete. Accordingly, not all relevant disclosures are available for the business combination.

On January 15, 2018, the Company acquired 20% of equity interest of a company providing IT consulting services, programming outsourcing, and IT professional recruiting services in China. The total consideration was RMB14,000 in cash. The transaction will be accounted for as an equity-method investment.

On March 5, 2018, the Company announced that its board of directors approved and declared a cash dividend of US$0.12 per ordinary share, including both Class A ordinary shares and Class B ordinary shares. The Company expects that the aggregate amount of the dividend will not exceed US$7.1 million. Holders of Tarena’s ADS, each representing one Class A ordinary share, are accordingly entitled to the cash dividend of US$0.12 per ADS. The cash dividend will be paid on or about June 9, 2018 to shareholders of record as of the close of business on April 5, 2018.